UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Soliciting Material Pursuant to §240.14a-12

PARKERVISION, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)

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PARKERVISION, INC.
9446 Philips Highway, Suite 5A
Jacksonville, Florida 32256
___________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 15, 2019
___________

Notice is hereby given that the annual meeting of shareholders (the “Annual Meeting”) of ParkerVision, Inc. (the “Company”, “we” or “our”), will be held on November 15, 2019 at 10:00 a.m. Eastern Time. For your convenience, you may attend the Annual Meeting online at www.virtualshareholdermeeting.com/PRKR2019 or in person at One Independent Drive, Suite 3300, Jacksonville, Florida 32202.

To participate in the Annual Meeting, you will need your 16-digit control number included with the notice of internet availability of proxy materials or proxy card. Instructions on how to attend and participate in the Annual Meeting online can be found at www.proxyvote.com or at www.virtualshareholdermeeting.com/PRKR2019. You will be able to vote your shares while attending the Annual Meeting by following the instructions on the website.

At the Annual Meeting, the Company's shareholders will vote on the following proposals:

1.
to elect two nominees as Class III directors to the Board of Directors;
2.
to approve an amendment to the amended and restated articles of incorporation of the Company to increase the number of authorized shares of common stock;
3.
to ratify the selection of Moore Stephens Lovelace, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2019;
4.
to approve, on an advisory basis, the Company’s named executive officer compensation;
5.
to select, on an advisory basis, the frequency of future advisory votes on the Company’s named executive officer compensation; and
6.
to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The transfer books will not be closed for the Annual Meeting. The board of directors has fixed the close of business on September 20, 2019 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournments thereof.

You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the Annual Meeting. In order to assure the presence of a quorum, whether or not you expect to attend the Annual Meeting either online or in person, please vote your shares by proxy as promptly as possible. You may revoke your proxy if you so desire at any time before it is voted. For directions to be able to attend the Annual Meeting and vote in person, please contact the Company’s Corporate Secretary at (904) 732-6100.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 15, 2019: The Company’s proxy statement and annual report to security holders are available at https://www.proxyvote.com.

By Order of the Board of Directors
Cynthia Poehlman
Chief Financial Officer and Corporate Secretary
Jacksonville, Florida
September 30, 2019

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PARKERVISION, INC.
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PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 15, 2019
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Table of Contents

INFORMATION CONCERNING SOLICITATION AND VOTING	1
PROPOSAL I: ELECTION OF DIRECTORS	6
CORPORATE GOVERNANCE	8
EXECUTIVE COMPENSATION	13
PROPOSAL II: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	16
AUDIT COMMITTEE REPORT	19
PROPOSAL III: RATIFICATION OF MOORE STEPHENS LOVELACE, P. A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22
PROPOSAL IV: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION	23
PROPOSAL V: ADVISORY APPROVAL OF FREQUENCY OF VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION	24
STOCK OWNERSHIP INFORMATION	25
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	27
SHAREHOLDER PROPOSALS AND NOMINATIONS	27
DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS	28

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INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement and the accompanying proxy materials are being furnished to our shareholders in connection with the solicitation of proxies by our board of directors (our “Board”) for use at our annual meeting of shareholders (the “Annual Meeting”) to be held Friday, November 15, 2019 at 10:00 a.m. Eastern Time for the following purposes:

1.
to elect two Class III members of the Board to hold office until the third ensuing annual meeting and until their respective successors are duly elected and qualified;

2.
to approve an amendment to the amended and restated articles of incorporation of the Company, as amended, to increase the number of authorized shares of common stock from 75,000,000 shares to 110,000,000 shares;

3.
to ratify the appointment of Moore Stephens Lovelace P.A. (“MSL”) as the Company’s independent registered public accounting firm for the year ending December 31, 2019;

4.
to approve, on an advisory basis, the Company’s named executive officer compensation;

5.
to select, on an advisory basis, the frequency of future advisory votes on the Company’s named executive officer compensation; and

6.
to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Annual Meeting will be held at via live webcast at www.virtualshareholdermeeting.com/PRKR2019 and will begin promptly at 10 a.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 9:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures. You may also choose to attend the Annual Meeting in person at One Independent Drive, Suite 3300, Jacksonville, Florida 32202. This proxy statement and the accompanying proxy materials will be sent or made available to shareholders on or about October 2, 2019.

Record Date and Voting Securities

Our Board has fixed the close of business on September 20, 2019 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. As of September 20, 2019, we had issued and outstanding 33,426,670 shares of common stock, par value $.01 per share, our only class of voting securities outstanding. Each of our shareholders is entitled to one vote for each share of common stock registered in his or her name on the record date.

Voting

There are several different methods shareholders can use to vote their shares:

1.
By Internet: You can submit a proxy over the internet to vote your shares by following the instructions provided either in the notice of internet availability of proxy materials or on the proxy card or voting instruction form you received if you requested a full set of the proxy materials by mail or email;

2.
By telephone: If you requested a full set of proxy materials by mail or email, you can submit a proxy over the telephone by following the instructions provided on the proxy card or voting instruction form accompanying the proxy materials you received. If you received a notice of internet availability of proxy materials only, you can submit a proxy over the telephone to vote your shares by following the instructions at the internet web address referred to in the notice;

3.
By mail: If you requested and received a full set of the proxy materials by mail or email, you can submit a proxy by mail to vote your shares by completing, signing, and returning the proxy card or voting instruction form accompanying the proxy materials you received; or

4.
During the Annual Meeting: You may vote virtually via the internet during the Annual Meeting. If you desire to vote during the meeting, please follow the instructions for attending and voting during the Annual Meeting posted at www.virtualshareholdermeeting.com/PRKR2019. Alternatively, if you attend the Annual Meeting in person, you may vote by submitting the ballot that will be provided to you at the Annual Meeting.

Shareholders of Record and Shareholders Who Hold Shares in “Street Name”

If your shares of common stock are registered in your name on the books and records of our transfer agent, you are the shareholder of record. If your shares of common stock are held for you in the name of your broker, bank or other nominee, your shares are held in “street name.”

If you are a shareholder of record and you sign and return a proxy card without giving specific voting instructions or you indicate when voting on the internet or by telephone that you wish to vote as recommended by the Board, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. If you hold your shares in “street name” through a bank, broker or other holder of record, please refer to the materials provided to you by your bank, broker or other holder of record for information on communicating your voting instructions.

If you hold your shares in street name, your bank, broker or other holder of record will not be permitted to vote on your behalf on certain matters, including with respect to the election of our directors, approval of the amendments to our amended and restated articles of incorporation and approval of the issuance of additional shares of our common stock, unless it receives voting instructions from you. To ensure that your vote is counted, please (i) communicate your voting instructions to your broker, bank, or other holder of record before the Annual Meeting, (ii) obtain a legal proxy and vote online using the instructions posted on the internet, (iii) or obtain a legal proxy and arrange to attend the Annual Meeting in person.

Proxies and Revocation of Proxies

Your proxy is being solicited by our Board for use at the Annual Meeting. By giving your proxy, you are appointing as your proxies the persons that have been designated by our Board. Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted in accordance with your instructions. If no instructions are given, proxies given by a shareholder will be voted “FOR” the election of each of the director nominees, “FOR” the amendment to our amended and restated articles of incorporation increasing the number of authorized shares of common stock, and “FOR” ratification of the appointment of Moore Stephens Lovelace, P.A. as our independent registered public accounting firm. With respect to any other proposal that properly comes before the Annual Meeting, the persons appointed as proxies will vote as recommended by our Board or, if no recommendation is given, in their own discretion, to the extent permitted by applicable laws and regulations.

Any proxy may be revoked by (i) submitting a written notice of revocation that is received by our Corporate Secretary at any time prior to the voting at the Annual Meeting, (ii) submitting a subsequent proxy prior to the voting at the Annual Meeting or (iii) attending the Annual Meeting and voting online or in person. Attendance by a shareholder at the Annual Meeting does not alone serve to revoke his or her proxy. Shareholders may send written notice of revocation to the Corporate Secretary, ParkerVision, Inc., 9446 Philips Highway, Suite 5A, Jacksonville, Florida 32256.

Quorum and Required Vote

The presence, in person, including online attendance, or by proxy, of a majority of the stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by his or her proxy are not being voted (“shareholder withholding”) with respect to a particular matter. Similarly, a broker may not be permitted to vote stock held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock (“broker non-vote”). The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or a broker non-vote will not be considered shares present and entitled to vote on the matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that the shares are not being voted on any matter at the Annual Meeting, in which case the shares will not be counted for purposes of determining the presence of a quorum.

Director Election. The directors will be elected by a plurality vote of the shares present and entitled to vote at the Annual Meeting. “Plurality” means that the nominees who receive the highest number of votes in their favor will be elected as our directors. Consequently, any shares not voted “FOR” a particular nominee, because of either shareholder withholding or broker non-vote, will not be counted in the nominee’s favor. Shareholders do not have cumulative voting rights for directors.

Amendment to the Amended and Restated Articles of Incorporation. The approval of the amendment to our amended and restated articles of incorporation to increase the number of authorized shares of common stock requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Abstentions have the same effect as a vote against the proposal. Shares deemed present at the Annual Meeting but not entitled to vote, either because of shareholder withholding or broker non-vote, will have no effect on the vote.

Ratification of the Appointment of MSL as our Independent Registered Public Accounting Firm. The ratification of the appointment of MSL as our independent registered public accounting firm requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Abstentions have the same effect as a vote against the proposal. Brokers are generally entitled to vote for the ratification of the appointment of auditors and, consequently, we do not anticipate receiving broker non-votes on this proposal. Shares deemed present at the Annual Meeting but not entitled to vote because of shareholder withholding will have no effect on the vote.

Advisory Approval of Named Executive Officer Compensation (“Say on Pay”). The advisory approval of the compensation of our named executive officers requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Abstentions have the same effect as a vote against the proposal. Shares deemed present at the Annual Meeting but not entitled to vote, either because of shareholder withholding or broker non-vote, will have no effect on the vote. The results of the Say on Pay vote are advisory and non-binding on our Board.

Advisory Approval of the Frequency of Advisory Votes on Named Executive Officer Compensation (“Say on Frequency”). Like the Say on Pay vote, the results of the Say on Frequency vote are advisory and non-binding on our Board. The option – every one, two or three years – which receives a plurality of the vote of the shares present and entitled to vote at the Annual Meeting with respect to such proposal will constitute the shareholders’ non-binding selection with respect to frequency of future Say on Pay votes. Abstentions, shareholder withholding and broker non-votes not be counted in favor of any option.

Other Matters. All other matters that may be brought before the shareholders must be approved by the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting, unless the governing corporate law, our amended and restated articles of incorporation or our bylaws require otherwise. Abstentions have the same effect as a vote against the proposals. Shares deemed present at the Annual Meeting but not entitled to vote, either because of shareholder withholding or broker non-vote, will have no effect on the vote.

Appraisal Rights

No appraisal rights are available under Florida law, our amended and restated articles of incorporation or our bylaws if you dissent from or vote against any of the proposals to be presented at the Annual Meeting.

Solicitation of Proxies

Your proxy is being solicited by our Board for use at the Annual Meeting. We have retained Advantage Proxy to act as a proxy solicitor in conjunction with the Annual Meeting. We have agreed to pay Advantage Proxy a fee of $5,500, plus reasonable out-of-pocket expenses. If you are a shareholder and have questions about the proposals including the procedures for voting your shares, please contact Advantage Proxy toll free at 1-877-870-8565 or by email at ksmith@advantageproxy.com. Our officers and other employees, without additional remuneration, may also assist in the solicitation of proxies in the ordinary course of their employment. In addition to the use of the mail and the internet, solicitations may be made personally or by email or telephone, as well as by public announcement. We will bear the cost of this proxy solicitation. We may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (“Annual Report”), which contains our audited financial statements, is being sent or made available to our shareholders along with this proxy statement. We will provide to you exhibits to the Annual Report upon payment of a fee of $.25 per page, plus $5.00 postage and handling charge, if a request is sent in writing to the Corporate Secretary, ParkerVision, Inc., 9446 Philips Highway, Suite 5A, Jacksonville, Florida 32256.

Interest of Officers and Directors in the Proposals

In considering the recommendation of the Board to vote for the proposed amendment to our amended and restated articles of incorporation to increase the number of authorized shares of common stock, you should be aware that our officers and directors may have an interest in the proposal which interest is not shared by our shareholders generally.

On August 7, 2019, we adopted a new Long-Term Incentive Plan (“Plan”). Under the Plan, we may make grants of stock options, stock appreciation rights, restricted stock and other stock-based awards to our employees, officers, directors and consultants. We did not have sufficient authorized but unissued shares to reserve for grants under the Plan. Subject to the approval of Proposal II, we will be required to reserve 12,000,000 shares of our common stock for issuance under the Plan.

Also on August 7, 2019, the Board approved the grant of options to our executive officers, key employees and non-employee directors. The options are not exercisable until the Company has sufficient authorized unissued shares or treasury shares available for such exercise. If Proposal II is approved, the Company will have sufficient shares available for the exercise of the options granted to executive officers, key employees and non-employee directors.

PROPOSAL I: ELECTION OF DIRECTORS

General

Our Board is divided into three classes with only one class of directors typically being elected in each year and each class serving a three-year term. The term of office of our Class III directors expires at this year’s Annual Meeting. Our Board has nominated Messrs. Paul Rosenbaum and Robert Sterne for re-election, both of whom are current Class III directors.

Each of the nominees has agreed to be named in this proxy statement and to serve as a director if elected. Unless otherwise specified by you when you give your proxy, the shares subject to your proxy will be voted “FOR” the election of these nominees. In case any of these nominees becomes unavailable for election to the Board, an event which is not anticipated, the persons appointed as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting your shares for any other person in accordance with their judgment.

Directors and Director Nominees

Name	Age	Position with the Company
Paul A. Rosenbaum	76	Class III Director Nominee Audit Committee Chair
Robert G. Sterne	67	Class III Director
Frank Newman	77	Class II Director
Jeffrey Parker	63	Class I DirectorChairman of the Board and Chief Executive Officer

Paul A. Rosenbaum, Class III Director Nominee

Paul A. Rosenbaum has been a director of ours since December 2016. Mr. Rosenbaum has extensive experience as a director and executive officer for both public and private companies in a number of industries. Since 1994, Mr. Rosenbaum has served as chief executive of SWR Corporation, a privately-held corporation that designs, sells, and markets specialty industrial chemicals. Since 2009, Mr. Rosenbaum has been a member of the Providence St. Vincent Medical Foundation Council of Trustees, and previously served as president of the Council. In addition, from September 2000 until June 2009, Mr. Rosenbaum served as chairman and chief executive of Rentrak Corporation (“Rentrak”), a Nasdaq publicly traded company that provides transactional media measurement and analytical services to the entertainment and media industry. From June 2009 until July 2011, Mr. Rosenbaum served in a non-executive capacity as chairman of Rentrack. From 2007 until 2016, Mr. Rosenbaum served on the Board of Commissioners for the Port of Portland, including as vice chairman from 2012 to 2016.

Mr. Rosenbaum was chief partner in the Rosenbaum Law Center from 1978 to 2000 and served in the Michigan Legislature from 1972 to 1978, during which time he chaired the Michigan House Judiciary Committee, was legal counsel to the Speaker of the House of the state of Michigan and wrote and sponsored the Michigan Administrative Procedures Act. Additionally, Mr. Rosenbaum served on the National Conference of Commissioners on Uniform State Laws, as vice chairman of the Criminal Justice and Consumer Affairs Committee of the National Conference of State Legislatures, and on a committee of the Michigan Supreme Court responsible for reviewing local court rules.

Robert Sterne, Class III Director Nominee

Robert Sterne has been a director of ours since September 2006 and also served as a director of ours from February 2000 to June 2003. Since 1978, Mr. Sterne has been a partner of the law firm of Sterne, Kessler, Goldstein & Fox PLLC, specializing in patent and other intellectual property law. Mr. Sterne provides legal services to us as one of our patent and intellectual property attorneys.

Mr. Sterne has co-authored numerous publications related to patent litigation strategies. He has received multiple awards for contributions to intellectual property law including Law 360’s 2016 Top 25 Icons of IP and the Financial Times 2015 Top 10 Legal Innovators in North America. Among other qualifications, Mr. Sterne has an in-depth knowledge of our intellectual property portfolio and patent strategies and is considered a leader in best practices and board responsibilities concerning intellectual property.

Frank Newman, Class II Director

Frank Newman has been a director of ours since December 2016. He is the chief executive officer and co-founder of PathGuard, LLC, a company offering hardware-based cybersecurity. From 2011 until December 2018, Mr. Newman served as chairman of Promontory Financial Group China Ltd., an advisory group for financial institutions and corporations in China. From 2005 to 2010, he served as chairman and chief executive officer of Shenzhen Development Bank, a national bank in China. Prior to 2005, Mr. Newman served as chairman, president, and chief executive officer of Bankers Trust and chief financial officer of Bank of America and Wells Fargo Bank.

Mr. Newman served as Deputy Secretary of the U.S. Treasury from 1994 to 1995 and as Under Secretary of Domestic Finance from 1993 to 1994. He has authored two books and several articles on economic matters, published in the U.S., mainland China, and Hong Kong.

Mr. Newman has served as a director for major public companies in the U.S., United Kingdom, and China, and as a member of the Board of Trustees of Carnegie Hall. He earned his BA, magna cum laude in economics, at Harvard. Mr. Newman brings a substantial knowledge of international banking and business relationships to the Board. His financial background adds an important expertise to the Board with regard to financing future business opportunities.

Jeffrey Parker, Class I Director

Jeffrey Parker has been the chairman of our Board and our chief executive officer since our inception in August 1989 and was our president from April 1993 to June 1998. From March 1983 to August 1989, Mr. Parker served as executive vice president for Parker Electronics, Inc., a joint venture partner with Carrier Corporation performing research, development, manufacturing, and sales and marketing for the heating, ventilation and air conditioning industry. Mr. Parker is a named inventor on 31 U.S. patents. Among other qualifications, as chief executive officer, Mr. Parker has relevant insight into our operations, our industry, and related risks as well as experience bringing disruptive technologies to market.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE CLASS III DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

We maintain corporate governance policies and practices that reflect what the Board believes are “best practices.” A copy of our Corporate Governance Guidelines is available upon request to our Secretary, or may be viewed or downloaded from our website at http://www.parkervision.com.

Leadership Structure

The decision as to who should serve as Chairman of the Board, who should serve as Chief Executive Officer, and whether those offices should be combined or separate, is the responsibility of our Board. The members of our Board possess considerable experiences and unique knowledge of the challenges and opportunities we face, and are in the best position to evaluate our needs and how best to organize the capabilities of the directors and senior officers to meet those needs. Our Board does not believe that our size or the complexity of our operations warrants a separation of the Chairman of the Board and Chief Executive Officer functions. Furthermore, our Board believes that combining the roles of Chief Executive Officer and Chairman of the Board promotes leadership and direction for the Board and for executive management, as well as allowing for a single, clear focus for the chain of command.

Accordingly, the Board believes that the most effective leadership structure for us at this time is for Mr. Parker to serve as both Chairman of the Board and Chief Executive Officer. Mr. Parker is one of our founders and has been our Chairman of the Board and our Chief Executive Officer since our inception in August 1989. The Board believes that he is uniquely qualified through his experience and expertise to be the person who generally sets the agenda for, and leads discussions of, issues relating to the implementation of our strategic plan. Mr. Parker’s leadership, in both his Chairman of the Board and Chief Executive Officer roles, continues to ensure that we remain dedicated to and focused on both our short and long-term objectives. While the Board does not have a lead independent director, the independent directors meet in executive session regularly without the presence of management.

Independence of Directors

Although our Common Stock is quoted on the OTCQB Venture Market (“OTCQB”), we continue to follow the rules of the Nasdaq Stock Market (“Nasdaq”) in determining if a director is independent.  The Board also consults with our counsel to ensure that the Board’s determination is consistent with the Nasdaq rules and all relevant securities and other laws and regulations regarding the independence of directors.  Prior to our restructuring in 2018, the Board affirmatively determined that Messrs. der Torossian, Hightower, Metcalf, Newman, Rosenbaum, Sterne and Suh were independent directors.  After our restructuring, the Board affirmatively determined that Messrs. Newman, Rosenbaum, Sterne and Titterton were independent directors. With respect to our Board as currently constituted, the Board has determined that each of Messrs. Newman, Rosenbaum and Sterne are independent.

Risk Management and Board Oversight

The Board as a whole works with our management team to promote and cultivate a corporate environment that incorporates enterprise-wide risk management into strategy and operations. Management periodically reports to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Each committee of the Board is responsible for the evaluation of elements of risk management based on the committee’s expertise and applicable regulatory requirements. In evaluating risk, the Board and its committees consider whether our programs adequately identify material risks in a timely manner and implement appropriately responsive risk management strategies throughout the organization. The audit committee focuses on assessing and mitigating financial risk, including risk related to internal controls, and receives at least quarterly reports from management on identified risk areas. In setting compensation, the compensation committee strives to create incentives that encourage behavior consistent with our business strategy, without encouraging undue risk-taking. The nominating and corporate governance committee considers areas of potential risk within corporate governance and compliance, such as management succession. The finance committee considers potential short and long-term funding strategies and considers the risks associated with acceptance of any given funding strategy. Each of the committees reports regularly to the Board as a whole as to their findings with respect to the risks they are charged with assessing.

Board Meetings and Committees

During the fiscal year ended December 31, 2018, our Board met 16 times and acted by unanimous consent twice. All of our directors attended 75% or more of the aggregate number of meetings of the Board and committees on which they served. The directors are strongly encouraged to attend meetings of shareholders. All of our directors attended our 2018 annual meeting of shareholders.

Prior to our restructuring in 2018, the Board had three separately standing committees: the audit committee, the compensation committee, and the nominating and corporate governance committee. Subsequent to our restructuring and Board downsizing in 2018, the Board has one separately standing committee: the audit committee. Each of our committees prior to restructuring were, and the audit committee currently is, composed entirely of independent directors as determined in accordance with the rules of Nasdaq for directors generally, and where applicable, with the rules of Nasdaq for such committee. In addition, each committee has a written charter, a copy of which is available free of charge at http://www.parkervision.com.

Audit Committee

Messrs. Rosenbaum and Titterton were the members of our audit committee through Mr. Titterton’s resignation in April 2019. The current member of our audit committee is Mr.Rosenbaum. During the fiscal year ended December 31, 2018, the audit committee met five times. The functions of the audit committee include oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, and the performance, qualifications and independence of our independent auditors. The audit committee also reviews and recommends to the Board whether or not to approve transactions between us and an officer, director, or other related party. The purpose and responsibilities of our audit committee are set forth in full in the committee’s charter. The report of the audit committee is included on page 18 of this proxy statement.

Audit Committee Financial Expert

The Board has determined that Paul Rosenbaum is an audit committee financial expert within the meaning of the rules and regulations of the Securities and Exchange Commission (“SEC”) and is independent as determined in accordance with the rules of Nasdaq for audit committee members.

Director Nomination Process

Prior to our restructuring in 2018, the Board had a separately standing nominating and corporate governance committee. Subsequent to our restructuring and Board downsizing in 2018, the Board does not have a separately standing nominating committee. Instead, each of our independent directors participates in the consideration of director nominees. The Board determined that, due to the small size of the Board, full participation of the independent directors in consideration of director nominees is appropriate.

The Board considers for nomination as directors those persons identified by its members, management, shareholders, potential investors, investment bankers and others with the objective of having a Board with diverse perspectives and skills. The Board does not distinguish among nominees recommended by shareholders and other persons. Each individual is evaluated in the context of the Board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests.

The Board is responsible for assessing the appropriate balance of skills and characteristics required of Board members. Nominees for director are selected on the basis of, among other things, experience, integrity, ability to make independent analytical inquiries, understanding of our business environment and willingness and ability to devote adequate time to Board duties. Nominees for director are assessed based on the needs of the Board at that point in time and with an objective of ensuring diversity in background, experience and viewpoints of Board members. Though the Board does not have specific guidelines on diversity, it is one of many criteria considered by the Board when evaluating candidates.

Shareholders and others wishing to suggest candidates for consideration as directors must submit written notice to the Corporate Secretary, ParkerVision, Inc., 9446 Philips Highway, Suite 5A, Jacksonville, Florida 32256, who will provide it to the Board. We also have a method by which shareholders may nominate persons as directors, which is described in the section “Shareholder Proposals and Nominations” on page 26 of this proxy statement. We did not receive any recommendations or nominations from shareholders for this Annual Meeting.

Code of Ethics

The Board has adopted a code of ethics that is designed to deter wrongdoing and to promote ethical conduct and full, fair, accurate, timely and understandable reports that we file or submit to the SEC and others. A copy of the code of ethics may be found on our website at http://www.parkervision.com.

Shareholder Communications

Shareholders may contact the Board or individual members of the Board by writing to them in care of the Corporate Secretary, ParkerVision, Inc., 9446 Philips Highway, Suite 5A, Jacksonville, Florida 32256. The Corporate Secretary will forward all correspondence received to the Board or the applicable director from time to time. This procedure was approved by our independent directors.

Compensation Committee Information

Prior to our restructuring in 2018, the Board had a separately standing compensation committee. Subsequent to our restructuring and Board downsizing in 2018, the Board does not have a separately standing compensation committee. Instead, each of our independent directors participates in the consideration of officer and director compensation. The Board determined that, due to the small size of the Board, full participation of the independent directors in consideration of officer and director compensation is appropriate.

Compensation of Outside Directors

Director Compensation Arrangements
Following our Board restructuring in September 2018, the Board eliminated all cash fees for Board and committee service. Prior to our restructuring, our standard non-employee director compensation program provided for cash retainers for service on the Board and Board committees. Committee fees were structured in such a way as to provide distinction between compensation for committee members and chairpersons and between the responsibilities of the various committees. Each non-employee director was entitled to an annual cash retainer of $37,500. In addition, non-employee directors who served on the audit committee received an additional annual cash retainer of $7,500 ($15,000 for the committee chair). Non-employee directors who served on the compensation committee received an additional annual cash retainer of $5,000 ($10,000 for the committee chair). Non-employee directors who served on the nominating and corporate governance committee received an additional annual cash retainer of $2,500 ($5,000 for the committee chair).

Two of our directors, Messrs. Newman and Rosenbaum, who were appointed in December 2016, waived all cash fees for director and committee service through December 2018 and each received 50,000 share options and 50,000 RSUs. Twenty percent of the equity awards vested upon grant and the remaining portion of the awards vested in eight equal quarterly increments through December 2018.

Our standard director equity compensation program generally includes annual equity-based compensation to our non-employee directors in the form of RSUs, nonqualified stock options, or a combination thereof. Upon completion of the Board restructuring in September 2018, each of the non-employee directors received 125,000 nonqualified share options at an exercise price of $0.60 per share. The options vested in four equal increments beginning September 24, 2018.

In August 2019, each of the non-employee directors received 800,000 nonqualified share options at an exercise price of $0.17 per share. The options vest in eight equal quarterly installments commencing September 1, 2019, provided that such options will not be exercisable unless and until we have sufficient authorized unissued shares or treasury shares available for such exercise. See “Proposal II – Effect of the Proposal on Outstanding Options” for more information.

Director equity compensation awards are forfeited if the director resigns or is removed from the Board for cause prior to the vesting date.

We reimburse our non-employee directors for their reasonable expenses incurred in attending meetings and we encourage participation in relevant educational programs for which we reimburse all or a portion of the costs incurred for these purposes.

Directors who are also our employees are not compensated for serving on our Board. Information regarding compensation otherwise received by our directors who are also named executive officers is provided under “Executive Compensation.”

The following table summarizes the compensation of our non-employee directors for the year ended December 31, 2018.

Name	Fees Earned or Paid in Cash ($) 1	Stock Awards($)	Option Awards($) 2	Total($)
(a)	(b)	(c)	(d)	(e)
Frank Newman 3	-	-	57,621	57,621
Paul Rosenbaum 3	-	-	57,621	57,621
Robert Sterne 4	26,667	-	57,621	84,288
Lewis Titterton 5	-	-	57,621	57,621
Papken der Torossian 6	36,667	-	-	36,667
William Hightower 6	33,333	-	-	33,333
John Metcalf 7	38,333	-	-	38,333
Nam Suh 7	30,000	-	-	30,000

1
Amount represents fees earned, but unpaid for 2018 annual Board and committee retainers.

2
The amounts represented in column (d) represent the full grant date fair value of share-based awards in accordance with ASC 718.  Refer to Note 12 of the consolidated financial statements included in Item 8 of our Annual Report for the assumptions made in the valuation of stock awards.

3
At December 31, 2018, Messrs. Newman and Rosenbaum each had an aggregate of 175,000 nonqualified stock options outstanding, of which 81,250 were exercisable.

4
At December 31, 2018, Mr. Sterne had 247,546 nonqualified stock options outstanding, of which 153,796 were exercisable.

5
At December 31, 2018, Mr. Titterton had 125,000 nonqualified stock options outstanding, of which 31,250 were exercisable. Mr. Titterton forfeited 62,500 unvested stock options upon his resignation in April 2019.

6
At December 31, 2018, former directors, Messrs. der Torossian, and Hightower each had 25,811 nonqualified stock options outstanding and exercisable.

7
At December 31, 2018, former directors Messrs. Metcalf and Suh each had 74,178 nonqualified stock options outstanding and exercisable.

EXECUTIVE COMPENSATION

Executive Officers

Name	Age	Position with our Company
Jeffrey Parker	63	Chairman of the Board and Chief Executive Officer (“CEO”)
Cynthia Poehlman	52	Chief Financial Officer and Corporate Secretary (“CFO”)
David Sorrells	60	Chief Technical Officer and Director (“CTO”)
Gregory Rawlins	62	Chief Technical Officer – Heathrow (“CTO - Heathrow”)

The background for Mr. Jeffrey Parker is included above under the heading “Directors”.

Cynthia Poehlman
Cynthia Poehlman has been our chief financial officer since June 2004 and our corporate secretary since August 2007. From March 1994 to June 2004, Ms. Poehlman was our controller and our chief accounting officer. Ms. Poehlman has been a certified public accountant in the state of Florida since 1989.

David Sorrells
David Sorrells has been our chief technical officer since September 1996 and served as our engineering manager from June 1990 to September 1996. He also served as a director of ours from January 1997 to June 2018. Mr. Sorrells is one of the leading inventors of our core technologies. He holds 190 U.S. patents and a number of corresponding foreign patents.

Gregory Rawlins
Gregory Rawlins has been the chief technical officer for our Heathrow (Lake Mary) location since July 2017. Prior to July 2017, Dr. Rawlins served as our chief staff scientist since 2000 when we acquired Signal Technologies, Inc., a wireless and integrated circuit design engineering company that he founded in 1987 and where he served as chief executive officer. Dr. Rawlins has received several IEEE awards including Engineer of the Year in 1987, Entrepreneur of the Year in 1995, and Lifetime Achievement Award in Engineering in 2011. Dr. Rawlins is a named inventor on a number of our core patents.

Summary Compensation Table

The following table summarizes the total compensation of each of our “named executive officers” as defined in Item 402(m) of Regulation S-K (the “Executives”) for the fiscal years ended December 31, 2018 and 2017. Given the complexity of disclosure requirements concerning executive compensation, and in particular with respect to the standards of financial accounting and reporting related to equity compensation, there is a difference between the compensation that is reported in this table versus that which is actually paid to and received by the Executives. The amounts in the Summary Compensation Table that reflect the full grant date fair value of an equity award, do not necessarily correspond to the actual value that has been realized or will be realized in the future with respect to these awards.

(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)
Name and Principal Position	Year	Salary($)		Bonus ($)	Stock Awards($)(1)	Option Awards($)(1)	All Other($)		Total($)
Jeffrey Parker, CEO	2018	$297,500		$-	$-	$-	$24,000	5	$321,500
	2017	325,000		-	198,000	31,012	24,000	5	578,012
Cynthia Poehlman, CFO	2018	205,962		-	-	-	-		205,962
	2017	225,000		-	99,000	31,012	750	6	355,762
David Sorrells, CTO	2018	252,303	2	2,149	-	-	-		254,452
	2017	275,625		1,003	-	31,012	2,535	6	310,175
John Stuckey, CMO 3	2018	175,696		-	-	-	7,692	3	183,388
	2017	250,000		-	99,000	31,012	1,263	6	381,275
Gregory Rawlins, CTO Heathrow	2018	228,846	4	-	-	-	-		228,846
	2017	250,000		-	99,000	27,604	-		376,604

1
The amounts represented in columns (e) and (f) represents the full grant date fair value of equity awards in accordance with ASC 718.  Refer to Note 12 to the consolidated financial statements for the year ended December 31, 2018 included in Item 8 to our Annual Report for the assumptions made in the valuation of equity awards.

2
Includes $8,481 which represents the grant-date fair value of restricted stock received by the executive in lieu of salary.

3
Mr. Stuckey’s employment was terminated in August 2018. The amount reported in column (g) represents amounts paid in connection with termination of executive’s employment, including $7,215 which represents the grant-date fair value of restricted stock received by the executive in lieu of cash.

4
Includes $7,692 which represents the grant-date fair value of restricted stock received by the executive in lieu of salary.

5
Represents an automobile allowance in the amount of $24,000.

6
Represents the dollar value of premiums paid by us for life insurance for the benefit of the executive.

In August 2018, each of our Executives agreed to a 20% reduction in base salary in connection with our planned restructuring. In addition, in 2018, we elected not to renew term life insurance policies previously provided on behalf of certain of our Executives. The Executives were provided the option to assume premium payments and ownership of those policies.

We do not have employment agreements with any of our Executives. We have non-compete arrangements in place with all of our employees, including our Executives, that impose post-termination restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company, and (iii) soliciting or accepting business from our customers. We also have a tax-qualified defined contribution 401(k) plan for all of our employees, including our Executives. We did not make any employer contributions to the 401(k) plan in 2018 or 2017.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes information concerning the outstanding equity awards, including unexercised options, unvested stock and equity incentive awards, as of December 31, 2018 for each of our Executives:

	Option Awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price ($)	Option Expiration Date
Name	(a)	(b)	(c)	(d)
Jeffrey Parker	60,000	-	28.30	7/16/2019
	20,000	-	1.98	8/15/2024
Cynthia Poehlman	12,500	-	28.30	7/16/2019
	20,000	-	1.98	8/15/2024
David Sorrells	30,000	-	28.30	7/16/2019
	20,000	-	1.98	8/15/2024
John Stuckey	20,000	-	1.98	8/22/2019
Gregory Rawlins	12,500	-	28.30	7/16/2019
	20,000	-	1.98	8/15/2024

In August 2019, the Board granted nonqualified stock options to three of our Executives for the purchase of an aggregate of 7.75 million shares at an exercise price of $0.17 per share under our 2019 Long-Term Incentive Plan. This grant included 6.0 million share options for Mr. Jeffrey Parker, 1.0 million share options for Ms. Poehlman, and 0.75 million share options for Mr. Rawlins. The options vest in eight equal quarterly installments commencing September 1, 2019, provided that such options will not be exercisable unless and until we have sufficient authorized unissued shares or treasury shares available for such exercise. See “Proposal II – Effect of the Proposal on Outstanding Options” for more information.

PROPOSAL II: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On September 19, 2019, the Board unanimously adopted a resolution proposing to amend our amended and restated articles of incorporation to increase the number of authorized shares of common stock, $0.01 par value (“common stock”), from 75,000,000 shares of common stock to 110,000,000 shares of common stock, and recommending the proposed amendment (the “Amendment”) to our shareholders for approval. The form of Amendment is attached as Annex A to this proxy statement.

As of September 20, 2019, the record date for the Annual Meeting, 33,426,670 shares of our common stock were issued and outstanding. In addition, as of such date, 11,349,024 shares of common stock were subject to outstanding options, 12,150,000 shares of common stock were subject to outstanding warrants, and 2,119,100 shares of common stock were reserved for issuance under our equity compensation plans. In addition, we have reserved 20,845,614 shares of common stock for issuance upon conversion of outstanding convertible notes and 7,894,097 shares of common stock for issuance of common stock for payment of interest from time to time on convertible notes. Our amended and restated articles of incorporation also authorize us to issue 15,000,000 shares of preferred stock, $1.00 par value, none of which were issued and outstanding as of the record date.

Reasons for Approval

The Board believes approval of the Amendment is in the best interests of the Company and its shareholders. The authorization of additional shares of common stock will enable us to meet our obligations under our equity compensation plans and outstanding options and warrants, while retaining flexibility to respond to future business needs and opportunities. For example, the additional shares may be used for financing our business, for acquiring other businesses, or for forming strategic partnerships and alliances.

Effect of Approval on Outstanding Options

On August 7, 2019, the Board adopted our 2019 Long-Term Incentive Plan (the “Plan”). Subject to the approval of this Proposal II and the resulting authorization of sufficient shares for issuance, 12,000,000 shares of our common stock will be reserved for issuance under the Plan.

We may make grants under the Plan despite not having sufficient authorized and unissued shares available to reserve for such grants, provided that the issuance of shares upon exercise or vesting of such grant, as the case may be, will be subject to the Company having sufficient authorized and unissued shares or treasury shares.

On August 7, 2019, the Board approved the grant of two-year options, with an exercise price of $0.17 per share, vesting in 8 equal quarterly increments commencing on September 1, 2019, provided that such options will not be exercisable unless and until the Company has sufficient authorized unissued shares or treasury shares available for such exercise. The grants were made to the following individuals in the following amounts: an option to purchase 800,000 shares each to Frank Newman, Paul Rosenbaum and Robert Sterne, each a non-employee director of the Company, an option to purchase 6,000,000 shares to Jeffrey Parker, the Company’s Chief Executive Officer, an option to purchase 1,000,000 shares to Cynthia Poehlman, the Company’s Chief Financial Officer, an option to purchase 750,000 shares to Gregory Rawlins, the Company’s Chief Technical Officer, and an option to purchase 400,000 shares to Richard Harlan, a key employee of the Company.

Effect of Approval Generally

If the Amendment is approved, the Board will (1) reserve 12,000,000 shares of common stock for issuance under the Plan, which reservation will result in the exercisability, subject to vesting, of options to purchase an aggregate of 10,550,000 shares of common stock granted on August 7, 2019, as described above and (2) be authorized to issue the additional shares of common stock for which authorization is sought, in its discretion, without further approval of the shareholders, and the Board does not intend to seek shareholder approval prior to any issuance of the shares of common stock, unless shareholder approval is required by applicable law or securities exchange rules. Although we review from time to time various transactions that could result in the issuance of common stock, we have no current plan, agreement, commitment, understanding or arrangement to issue additional shares of our common stock, except for the reservation of common stock under the Plan and issuances of common stock upon the exercise of our outstanding options and warrants, and upon vesting of our outstanding RSUs.

The additional shares of common stock for which authorization is sought would be identical to the shares of common stock we are presently authorized to issue. Holders of our common stock do not have preemptive rights to subscribe to additional securities which may be issued by us. The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by shareholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares of our common stock voted in an election of directors can elect all of our directors. The holders of our common stock are entitled to receive dividends when, as, and if declared by the Board out of funds legally available therefor. We have never paid dividends on our shares of common stock. In the event of our liquidation, dissolution or winding up, the holders of our common stock are entitled to share ratably in all assets remaining available for distribution after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. There are no redemption or sinking fund provisions applicable to the common stock.

The issuance of additional shares of common stock for which authorization is sought may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our capital stock. It may also adversely affect the market price of the common stock. However, if the issuance of additional shares of common stock allows us to pursue our business plan and grow our business, the market price of our common stock may increase.

While not intended as an anti-takeover provision, the additional shares of common stock for which authorization is sought could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further shareholder approval, the Board could strategically sell shares of common stock to purchasers who would oppose a takeover or favor the current Board. Although the Amendment has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), approval of the proposal could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices. Our Board is not aware of any attempt, or contemplated attempt, to acquire control of the
Company, and the Amendment is not being presented with the intent that it be utilized as a type of anti-takeover device or to secure management’s positions within the Company.

Voting Standard

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the Amendment. Abstentions from voting are counted as “votes cast” and therefore have the same effect as a vote against Proposal II. Shares deemed present at the Annual Meeting but not entitled to vote because of either shareholder withholding or broker non-vote are not deemed “votes cast” with respect to the proposal, and therefore will have no effect on the vote. Neither Florida law, nor our amended and restated articles of incorporation, nor our bylaws provides for appraisal or other similar rights for dissenting shareholders in connection with the Amendment. Accordingly, shareholders will have no right to dissent and obtain payment for their shares.

If Proposal II is approved, the Amendment will be filed with Department of State of the State of Florida promptly after the Annual Meeting and will be effective on the date of filing.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

AUDIT AND ACCOUNTING RELATED FEES FOR THE YEARS ENDED 2017 AND 2018

The firm of PricewaterhouseCoopers LLP (“PWC”) acted as our principal accountants for the fiscal year ended December 31, 2017 and BDO USA LLP (“BDO”) acted as our principal accountants for the fiscal year ended December 31, 2018. The following is a summary of fees paid to the principal accountants for services rendered.

Audit Fees. For the years ended December 31, 2017 and 2018, the aggregate fees billed for professional services rendered for the audit of our annual financial statements, the review of our financial statements included in our quarterly reports, and services provided in connection with regulatory filings were approximately $366,700 and $545,000, respectively.

Audit Related Fees. For the years ended December 31, 2017 and 2018, there were no fees billed for professional services by our principal accountants for assurance and related services.

Tax Fees. For the years ended December 31, 2017 and 2018, fees billed for professional services rendered by our principal accountants for tax compliance, tax advice or tax planning were $4,975 and $0, respectively.

All Other Fees. For the year ended December 31, 2017, and 2018, fees billed by our principal accountants for an accounting software license were $900 and $0, respectively.

All the services discussed above were approved by our audit committee. The audit committee pre-approves the services to be provided by our principal accountants, including the scope of the annual audit and non-audit services to be performed by the principal accountants and the principal accountants’ audit and non-audit fees.

AUDIT COMMITTEE REPORT

Pursuant to the charter of the audit committee originally adopted on April 25, 2003, as amended on July 31, 2006, March 5, 2012, December 3, 2012, and February 12, 2019, the audit committee’s responsibilities include, among other things:

●
annually reviewing and reassessing the adequacy of the audit committee’s formal charter;

●
reviewing and discussing our annual audited financial statements, our interim financial statements, and the adequacy of our internal controls and procedures with our management and our independent auditors;

●
reviewing the quality of our accounting principles, including significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●
appointing the independent auditor, which firm will report directly to the audit committee;

●
reviewing the independence of the independent auditors; and

●
reviewing and approving all related party transactions on an ongoing basis.

The audit committee also pre-approves the services to be provided by our independent auditors. During the year ended December 31 2018, the committee reviewed in advance the scope of the annual audit and non-audit services to be performed by the independent auditors and the independent auditors’ audit and non-audit fees and approved them.

The audit committee reviewed and discussed our audited financial statements for 2018 with management, as well as with our independent auditors. During 2018 and thereafter, the audit committee met privately at regularly scheduled meetings and held discussions with management, including the chief financial officer and our independent auditors. Management represented to the audit committee that our financial statements were prepared in accordance with generally accepted accounting principles. The audit committee also discussed and reviewed with management and the independent auditors the internal controls and procedures of the audit functions and the objectivity of the process of reporting on the financial statements. The committee discussed with management financial risk exposures relating to our company and the processes in place to monitor and control the resulting exposure, if any.

The audit committee discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, as well as various accounting issues relating to presentation of certain items in our financial statements and compliance with Section 10A of the Securities Exchange Act of 1934. The committee received the written disclosures and letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the committee concerning independence, and the committee discussed with the independent auditors the independent auditors’ independence.

Based upon the review and discussions referred to above, the audit committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC. The audit committee also recommended to the Board the appointment of MSL as the independent auditors for the year ending December 31, 2019.

Submitted by the Audit Committee:
Paul Rosenbaum, Chair

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As previously disclosed in our Current Report on Form 8-K filed with the SEC on September 16, 2019, on September 10, 2019, the Company dismissed BDO as the Company’s independent registered public accounting firm. The Audit Committee of the Board participated in and approved the decision to change the Company’s independent registered public accounting firm.

BDO’s audit report on the Company’s consolidated financial statements as of and for the year ended December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that BDO’s report for the year ended December 31, 2018 included an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the years ended December 31, 2018, and through the subsequent interim period through September 10, 2019, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning if Item 304(a)(1)(v) of Regulation S-K.

We provided BDO with a copy of our Current Report on Form 8-K disclosing the dismissal of BDO as our independent registered public accounting firm and requested that BDO provide us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above. A copy of BDO’s letter dated September 16, 2019, is attached as Exhibit 16.1 to the Current Report on Form 8-K.

On September, 10, 2019, the Audit Committee approved the appointment of Moore Stephens Lovelace, P.A. (“MSL”) as the Company’s independent registered public accounting firm for the Company’s year ended December 31, 2019, subject to completion of MSL’s standard client acceptance procedures and execution of an engagement letter. On September 16, 2019, MSL completed its procedures, accepted appointment as the Company’s independent registered public accounting firm and the Audit Committee executed an engagement letter with MSL.

During the fiscal years ended December 31, 2018 and 2017, and through the subsequent interim period through September 10, 2019, neither the Company nor anyone acting on its behalf has consulted with MSL regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that MSL concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
.

PROPOSAL III: RATIFICATION OF THE SELECTION OF MOORE STEPHENS LOVELACE, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Moore Stephens Lovelace, P.A. (“MSL”) as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2019. The Board recommends ratification of the audit committee’s selection of MSL. At the Annual Meeting, shareholders will consider and vote on the ratification of the engagement of MSL for the year ending December 31, 2019.  A representative of MSL is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement, if deemed appropriate. A representative from BDO is not expected to attend the Annual Meeting.

The selection of MSL as our independent registered public accounting firm is not required to be submitted to a vote of our shareholders for ratification; however, we are submitting the selection to our shareholders for ratification as a matter of good corporate practice and in order to provide a method by which shareholders may communicate their opinion to the audit committee. The Sarbanes-Oxley Act of 2002 requires that the audit committee be directly responsible for the appointment, compensation and oversight of our independent registered public accounting firm. While the audit committee is not required to take any action as a result of the outcome of the vote on this proposal, if our shareholders do not ratify the appointment, the audit committee will reconsider whether to retain MSL and may retain that firm or another firm without re-submitting the matter to our shareholders. Even if our shareholders ratify the appointment, the audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and our shareholders.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of MSL as our independent registered public accounting firm. Abstentions from voting are counted as “votes cast” and therefore have the same effect as a vote against Proposal III. Shares deemed present at the Annual Meeting but not entitled to vote because of either shareholder withholding or broker non-vote are not deemed “votes cast” with respect to the proposal, and therefore will have no effect on the vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF MOORE STEPHENS LOVELACE, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL IV: ADVISORY VOTE ON EXECUTIVE COMPENSATION

This proxy statement includes extensive disclosure regarding the compensation of our named executive officers in the sections “Executive Officer Compensation” beginning on page 12 above. Section 14A of the Exchange Act, as enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act in July 2010, requires us to submit to a separate advisory vote of our shareholders at this Annual Meeting a proposal to approve the compensation of the named executive officers disclosed in this proxy statement (“Say-on-Pay”). Accordingly, shareholders are being asked to vote on the following resolution:

RESOLVED, that the shareholders of ParkerVision, Inc. approve, on an advisory basis, the compensation of ParkerVision, Inc.’s named executive officers as disclosed in this proxy statement pursuant to the Item 402 of Regulation S-K, including compensation tables and narrative discussion.

Our compensation program is designed and administered by the independent members of our Board, who carefully consider many different factors in order to provide appropriate compensation for our executives. As discussed above under “Executive Officer Compensation”, the compensation package for our named executive officers is designed to support our objectives of attracting and motivating employees who possess the required technical and entrepreneurial skills and talent required to achieve our corporate objectives and increase shareholder value.

The principal elements of our executive compensation program include: (a) base pay; (b) annual performance incentives; and (c) long-term incentives. We believe our compensation program is strongly aligned with the interests of our shareholders and sound corporate governance principles. We urge you to read the compensation tables and narrative discussion in this proxy statement for additional details on our executive compensation.

The Say on Pay vote is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. The Say on Pay vote is advisory in nature, and is not binding on the Company or the Board. However, as a matter of policy, to the extent there is any significant vote against our Named Executive Officer compensation as disclosed in this proxy statement the Board will evaluate whether any actions are necessary to address the concerns of shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL V: ADVISORY VOTE ON THE FREQUENCY OF THE SHAREHOLDERS’ VOTE ON EXECUTIVE COMPENSATION

Shareholders will also vote on the following resolution:

RESOLVED, that the shareholders of ParkerVision, Inc. determine, on an advisory basis, that the frequency with which the shareholders of ParkerVision, Inc. should have an advisory vote on the compensation of ParkerVision, Inc.’s Named Executive Officers as described in the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in ParkerVision, Inc.’s Annual Meeting proxy statement is:
Choice 1 — every year;
Choice 2 — every two years;
Choice 3 — every three years; or
Choice 4 — abstain from voting.

At least once every six years, the Dodd-Frank Act requires that we seek a shareholder advisory vote on how frequently shareholders believe we should conduct a Say on Pay vote (as such vote is described above). When the Company last submitted this non-binding resolution for shareholder vote at the 2013 Annual Meeting, it recommended that shareholders vote to approve, on an advisory basis, to hold an advisory vote on the overall compensation of the Company’s Named Executive Officers every two years, which shareholders supported.

After careful consideration, we have again determined that a two-year cycle is consistent with our policies and practices for evaluating and determining compensation of our Named Executive Officers. In considering its recommendation for the Say on Frequency vote, our Board considered a number of factors regarding the nature of our compensation programs including the following:

●
our compensation program changes infrequently;
●
our compensation program is designed to induce performance over a multi-year period; and
●
equity incentive awards for our executives are not generally granted on an annual basis.

A vote every two years permits the shareholders to evaluate executive compensation on a longer-term basis. Moreover, an annual vote on compensation would not allow for changes in the compensation program to be in place long enough for the shareholders to evaluate whether the changes to the program were effective or not. For example, if the Say on Pay vote held at this Annual Meeting indicated a strong disapproval of our compensation program, the Board would need time to determine what aspect of the compensation program led the shareholders to vote to disapprove. Then, if changes were made in the latter half of 2019, those changes would be in place for only a few months before the next annual Say on Pay vote would be held in 2020, which would not allow time to see the results of such changes in compensation.

Although the Board currently believes that holding a Say on Pay vote every two years is the best frequency at this time, the directors will periodically reassess that view if changes in our compensation program or other circumstances suggest that a different frequency of voting would be more appropriate for us. The Board understands that shareholders may have different views as to what is an appropriate frequency for advisory votes on named executive officer compensation, and shareholder opinions are important to the directors. Although this Say on Frequency vote is not binding on the Board, the Board will carefully review the voting results before deciding how frequently to hold future Say-on-Pay votes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO HOLD FUTURE SAY-ON-PAY VOTES ON EXECUTIVE COMPENSATION EVERY TWO YEARS.

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Holders

The following table sets forth certain information as of September 20, 2019 with respect to the stock ownership of (i) those persons or groups who beneficially own more than 5% of our common stock, (ii) each of our directors and director nominees, (iii) each of our executive officers, and (iv) all of our directors, director nominees and executive officers as a group (based upon information furnished by those persons).

As of September 20, 2019, 33,426,670 shares of our common stock were issued and outstanding.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class1
EXECUTIVE OFFICERS AND DIRECTORS
Jeffrey Parker 10	607,270	2	1.8%
Cynthia Poehlman 10	82,693	3	*
Gregory Rawlins 10	100,197	4	*
David Sorrells 10	129,291	5	*
Frank Newman 10	227,500	6	*
Paul Rosenbaum 10	916,744	7	2.7%
Robert Sterne 10	295,811	8	*
All directors, director nominees and executive officers as a group (7 persons)	2,359,506	9	6.9%

*
Less than 1%

1
Percentage is calculated based on all outstanding shares of common stock plus, for each person or group, any shares of common stock that the person or the group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights. Unless otherwise indicated, each person or group has sole voting and dispositive power over all such shares of common stock.

2
Includes 80,000 shares of common stock issuable upon currently exercisable options, 403,324 shares held by Mr. Parker directly, 117,259 shares held by Jeffrey Parker and Deborah Parker Joint Tenants in Common, over which Mr. Parker has shared voting and dispositive power, and 6,687 shares owned of record by Mr. Parker’s child over which he disclaims ownership. Excludes 6,000,000 shares of common stock issuable upon options that may become exercisable in the future.

3
Includes 32,500 shares of common stock issuable upon currently exercisable options. Excludes 1,000,000 shares of common stock issuable upon options that may become exercisable in the future.

4
Includes 32,500 shares of common stock issuable upon currently exercisable options. Excludes 750,000 shares of common stock issuable upon options that may become exercisable in the future.

5
Includes 50,000 shares of common stock issuable upon currently exercisable options.

6
Includes 175,000 shares of common stock issuable upon currently exercisable options and excludes 800,000 shares of common stock issuable upon options that may become exercisable in the future.

7
Includes 175,000 shares of common stock issuable upon currently exercisable options and 250,000 shares of common stock issuable upon conversion of convertible notes and excludes 800,000 shares of common stock issuable upon options that may become exercisable in the future.

8
Includes 247,546 shares of common stock issuable upon currently exercisable options and excludes 800,000 shares of common stock issuable upon options that may become exercisable in the future.

9
Includes 792,546 shares of common stock issuable upon currently exercisable options and 250,000 shares of common stock issuable upon conversion of convertible notes held by directors and officers and excludes 10,150,000 shares of common stock issuable upon options that may become exercisable in the future (see notes 2, 3, 4, 5, 6, 7, and 8 above).

10
The person’s address is 9446 Philips Highway, Suite 5A, Jacksonville, FL 32256.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and Nasdaq. Officers, directors and ten percent shareholders are charged by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us and written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, during the fiscal year ended December 31, 2018, our executive officers, directors and ten percent shareholders filed all reports required by Section 16(a) of the Exchange Act on a timely basis, except with respect to one report on Form 4 for each of Messrs. Rawlins and Sorrells filed on November 30, 2018 to report the net issuance of shares upon vesting of RSU’s on November 16, 2018. Mr. Rawlins had 32,052 shares vest, of which 7,517 shares were withheld for payment of taxes, and Mr. Sorrells had 35,337 shares vest, of which 8,288 shares were withheld of payment of taxes.

Equity Compensation Plan Information

Equity Plan Information

The following table gives information as of August 15, 2019 about shares of our Common Stock authorized for issuance under all of our equity compensation plans (in thousands, except for per share amounts):

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(c)
Equity compensation plans approved by security holders (1)	799	$2.36	669
Equity compensation plans not approved by security holders (2)	10,550	$0.17	1,450
Total	11,349		2,119

(1)
Includes the 2000 Performance Equity Plan, the 2008 Equity Incentive Plan and the 2011 Long-Term Incentive Equity Plan. The types of awards that may be issued under each of these plans is discussed more fully in Note 12 to our audited consolidated financial statements included in Item 8 to our Annual Report.
(2)
Includes the 2019 Long-Term Incentive Plan. Shares will not be reserved, and options granted pursuant to the 2019 Long-Term Incentive Plan will not be exercisable, unless and until we have sufficient authorized unissued shares or treasury shares available for such exercise.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We paid approximately $30,000 for each of the years ended 2018 and 2017 for patent-related legal services to SKGF, of which Robert Sterne, is a partner. In addition, we paid approximately $59,000 and $66,000 for the years ended 2018 and 2017, respectively for principal and interest on an unsecured note payable to SKGF (the “SKGF Note”). The SKGF Note was issued in 2016 to convert outstanding unpaid legal fees to an unsecured promissory note. The SKGF Note was amended in January 2018 and August 2018 to defer principal payments. In March 2019, we amended the SKGF Note to provide for a waiver of past payment defaults, a decrease in the interest rate from 8% per annum to 4% per annum, an extension of the maturity date from March 2020 to April 2022, and a modification of payment terms. As of June 29, 2019, we amended the SKGF Note to provide for a postponement of past payment defaults and future payments until October 2019. At June 30, 2019, the outstanding balance of the note, including unpaid interest is approximately $862,000.

On September 10, 2018, we sold an aggregate of $400,000 in promissory notes, convertible into shares of our common stock at a fixed conversion price of $0.40 to related parties on the same terms as other convertible notes sold in the same transaction. Jeffrey Parker, our chief executive officer and chairman of the Board, Paul Rosenbaum, one of our directors since December 2016, and incoming independent director, Lewis Titterton, each purchased a convertible note with a face value of $100,000. In addition, Stacie Wilf, sister to Jeffrey Parker, purchased a convertible note with a face value of $100,000.

On March 26, 2018, three of our directors purchased an aggregate of 200,000 shares of our common stock in an unregistered sale of equity securities at a purchase price of $0.83 per share, which represented the closing bid price of our common stock on the purchase date.

In February 2017, one of our directors, Mr. Paul Rosenbaum, purchased 80,510 shares of our common stock in an unregistered sale of equity securities at a purchase price of $2.11 per share, which represented the closing bid price of our common stock on the purchase date.

Review, Approval or Ratification of Transactions with Related Persons

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. In certain instances, the full Board may review and approve a transaction. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. We require each of our directors and executive officers to complete a questionnaire that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, officer or employee.

SHAREHOLDER PROPOSALS AND NOMINATIONS

Proposals of shareholders intended to be presented at the 2020 annual meeting must be received at our offices by January 1, 2020 for inclusion in the proxy materials relating to that meeting.

Our by-laws contain provisions intended to promote the efficient functioning of our shareholder meetings. Some of the provisions describe our right to determine the time, place and conduct of shareholder meetings and to require advance notice by mail or delivery to us of shareholder proposals or director nominations for shareholder meetings. Under our by-laws, in order to properly bring business before a shareholder meeting or nominate a person for election as a director, a shareholder must provide us with written notice, at least 120 days prior to the first anniversary of the mailing of this proxy statement, of any such business the shareholder proposes for consideration, even if the shareholder does not intend to include such proposal in our proxy materials, or any such person the shareholder intends to nominate for election as a director. This notice must be received for the annual meeting in the year held 2020 no later than January 1, 2020. A notice of a shareholder proposal or nomination must include the information set forth in our bylaws.

Shareholder proposals and nominations should be addressed to Corporate Secretary, ParkerVision, Inc., 9446 Philips Highway, Suite 5A, Jacksonville, Florida 32256.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

We do not now intend to bring before the Annual Meeting any matters other than those specified in the Notice of the Annual Meeting, and we do not know of any business which persons other than the Board intend to present at the Annual Meeting. Should any business requiring a vote of the shareholders, which is not specified in the notice, properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the shares represented by them in accordance with their best judgment.

Annex A

 ARTICLES OF AMENDMENT
TO
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
PARKERVISION, INC.
__________________________________

Pursuant to Section 607.1006 of the
Florida 1989 Business Corporation Act
__________________________________

FIRST: The name of the Corporation is ParkerVision, Inc.

SECOND: This amendment to the Amended and Restated Articles of Incorporation of the Corporation was approved and adopted, as prescribed by Section 607.1003 of the Florida 1989 Business Corporation Act, by the Board of Directors at a meeting held September 17, 2019 and by the holders of the common stock of the Corporation at a meeting held on November 15, 2019. The number of votes cast for the amendment by the shareholders was sufficient for approval. Only the holders of common stock were entitled to vote on the amendment.

THIRD: This amendment is to be effective immediately upon filing.

FOURTH: Article IV of the Amended and Restated Articles of Incorporation of the Corporation is further amended by deleting the first paragraph of Article IV, Section 4.1, and in its place substituting the following:

Section 4.1 Authorized Capital. The number of shares of stock which this corporation is authorized to issue shall be 125,000,000 shares, of which 110,000,000 shares shall be voting common stock having a par value of $0.01 and 15,000,000 shares shall be Preferred Stock having a par value of $1.00 per share.

IN WITNESS WHEREOF, we have executed this amendment to the Articles of Incorporation, as amended, this ____day of ___ November, 2019.

PARKERVISION, INC.

By:
Jeffrey L. Parker
Chief Executive Officer

By:	/s/
Cynthia Poehlman
Secretary

A-1